EXHIBIT 4.2


TRITON ENERGY LIMITED
INCORPORATED UNDER THE LAWS
OF THE CAYMAN ISLANDS

CLASS A ORDINARY SHARES                                           SHARES
     PAR VALUE
ONE CENT (U.S. $0.01)

                                                          SEE REVERSE SIDE FOR
                                                          CERTAIN DEFINITIONS
     NUMBER
      DXA

THIS CERTIFICATE IS TRANSFERABLE                          CUSIP 896750 10 6
IN DALLAS AND NEW YORK

THIS CERTIFIES THAT:

IS THE OWNER OF:

     FULLY PAID AND NON-ASSESSABLE CLASS A ORDINARY SHARES OF

     Triton Energy Limited transferable on the books of the Company by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

     In Witness Whereof, the Company has caused this Certificate to be signed by its duly authorized officers by the use of their facsimile signatures and its facsimile seal to be hereunto affixed.

                                         DATE

/s/ Thomas G. Finck                      COUNTERSIGNED AND REGISTERED
CHIEF EXECUTIVE OFFICER                  CHEMICAL MELLON SHAREHOLDER
                                           SERVICES
                                         TRANSFER AGENT AND REGISTRAR

/s/ Robert B. Holland, III
       SECRETARY
                        AUTHORIZED SIGNATURE

                                     TRITON


     The Company will furnish to any shareholder, upon request and without charge, a full statement of the powers, designations, preferences, and relative, participating, optional or other special rights of each class of shares of the Company authorized to be issued, or series thereof, and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Company or to the Transfer Agent.

     This certificate also evidences and entitles the holder hereof to certain rights (the "Rights") as set forth in a Rights Agreement between the Company and Chemical Bank, dated as of ________, 1996 as the same may be amended from time to time (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The
Company will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor.
Under certain circumstances, as set forth in the Rights Agreement, Rights owned by or transferred to any Person who becomes an Acquiring Person
(as defined in the Rights Agreement) and certain transferees thereof will become null and void and will no longer be transferable.

     The following abbreviations, when used in the inscription on the face of this certificate, will be construed as though they were written out in full according to applicable laws or regulations:

   TEN COM   - as tenants in common   UNIF GIFT MIN ACT ..... Custodian .....
   TEN ENT   - as tenants by the                        (cust)        (minor)
               entireties                               Under uniform
   JT TEN    - as joint tenants with                    gifts to Minors
               right of survivorship and                Act................
               not as tenants in common                       (State)

     Additional abbreviations may also be used though not in the above list.

     For value received _________ hereby sells, assigns and transfers unto

Please insert Social Security or other
Identifying Number of Assignee

________________________________________________________________________________
________________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE
________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________Shares
Shares represented by the within Certificate, and he hereby irrevocably constitutes and appoints _____________ Attorney to transfer the said shares on the books of the within named Company with full power of substitution on the premises.

Dated _________________

NOTICE:  The Signature(s) to this
assignment must correspond with the
name(s) as written upon the face of
the certificate in every particular,       _______________________________
without alteration or enlargement or
any change whatever.                       _______________________________


                                           Signature(s) must be guaranteed by
                                           a commercial bank or trust company
                                           or a member firm of major stock
                                           exchange.